MFS[RegTM] GROWTH WITH INCOME SERIES                    PROSPECTUS
                                                        May 1, 1998
--------------------------------------------------------------------------------
MFS Variable Insurance Trust (the "Trust") is an open-end management investment company offering insurance company separate accounts a selection of investment vehicles for variable annuity and variable life insurance contracts (the "Contracts"). Currently the Trust offers shares of beneficial interest of 13 separate mutual fund series (individually or collectively hereinafter referred to as a "Series" or the "Series"), one of which is offered pursuant to this
Prospectus:

-- MFS Growth With Income Series (the "Growth With Income Series"), which seeks to provide reasonable current income and long-term growth of capital and income.

                               ----------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

This Prospectus sets forth concisely the information about the Series that a prospective investor should know before applying for the Contracts offered by the separate accounts of certain insurance companies ("Participating Insurance Companies"). Investors are advised to read this Prospectus and the applicable Contract prospectus carefully and retain them for future reference. If you require more detailed information, a Statement of Additional Information dated May 1, 1998, as amended or supplemented from time to time ("SAI"), is available upon request without charge and may be obtained by calling or by writing to the Shareholder Servicing Agent (see back cover for address and phone number). The SAI, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Series. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

                               ----------------

SHARES OF THE TRUST ARE AVAILABLE AND ARE BEING MARKETED AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF CONTRACTS.

                               ----------------

THE GROWTH WITH INCOME SERIES IS INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING LONG-TERM GROWTH OF CAPITAL OR CAPITAL APPRECIATION. BECAUSE OF ITS INVESTMENT POLICIES PERMITTING INVESTMENT IN FOREIGN SECURITIES, INVESTMENTS IN THE SERIES MAY BE SUBJECT TO A GREATER DEGREE OF RISK THAN INVESTMENTS IN OTHER INVESTMENT COMPANIES WHICH INVEST ENTIRELY IN DOMESTIC SECURITIES.




   Investors should read this Prospectus and retain it for future reference.

TABLE OF CONTENTS

                                                                       Page
                                                                      -----
 1. Expense Summary ...............................................     3
 2. Condensed Financial Information ...............................     4
 3. Investment Concept of the Trust ...............................     5
 4. Investment Objectives and Policies ............................     5
      MFS Growth With Income Series ...............................     6
 5. Certain Securities and Investment Techniques ..................     6
 6. Additional Risk Factors .......................................     9
 7. Management of the Series ......................................    12
 8. Information Concerning Shares of the Series ...................    13
      Purchases and Redemptions ...................................    13
      Net Asset Value .............................................    14
      Distributions ...............................................    14
      Tax Status ..................................................    14
      Description of Shares, Voting Rights and Liabilities ........    15
      Performance Information .....................................    15
      Expenses ....................................................    15
      Shareholder Communications ..................................    16
Appendix A--Description of Bond Ratings ...........................    A-1

1. EXPENSE SUMMARY

Annual Operating Expenses (as a percentage of average net assets):


                                                                          MFS
                                                                         Growth
                                                                      With Income
                                                                         Series
                                                                    ---------------
    Management Fee ..............................................         0.75%
    Other Expenses (after expense limitation)(1) ................         0.25%(2)
                                                                          -----
    Total Operating Expenses (after expense limitation) .........         1.00%(2)

--------------------
(1) The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."
(2) The Adviser has agreed to bear expenses for the Series, subject to reimbursement by the Series, such that the Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. See "Information Concerning Shares of The Series-- Expenses." Otherwise, "Other Expenses" and "Total Operating Expenses" for the Series would be 0.35% and 1.10%, respectively.


                              Example of Expenses

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Series, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated:


                                                         Period
                                      --------------------------------------------
Series                                 1 Year     3 Years     5 Years     10 Years
-----------------------------------   --------   ---------   ---------   ---------
Growth With Income ................      $10        $32         $55         $122

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Series will bear directly or indirectly. The Series' annual operating expenses do not reflect expenses imposed by separate accounts of Participating Insurance Companies through which an investment in the Series is made or their related Contracts. A separate account's expenses are disclosed in the prospectus through which the Contract relating to that separate account is offered for sale.

     The "Example" set forth above should not be considered a representation of past or future expenses of the Series; actual expenses may be greater or less than those shown.

2. CONDENSED FINANCIAL INFORMATION

     The following financial information has been audited since the commencement of investment operations of the Series and should be read in conjunction with the financial statements included in the Series' Annual Reports to Shareholders. These financial statements are incorporated by reference into the SAI in reliance upon the report of the Series' independent auditors given upon their authority as experts in accounting and auditing. The Series' current independent auditors are Deloitte & Touche LLP.

                           Growth With Income Series

                                                                 Year Ended            Year Ended           Period Ended
                                                             December 31, 1997     December 31, 1996     December 31, 1995*
                                                            -------------------   -------------------   -------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value--beginning of period ....................       $ 12.98               $ 10.61                $  10.00
                                                                -------               -------                --------
Income from investment operations#--
 Net investment income[sec] .............................       $  0.16               $  0.18                $   0.05
 Net realized and unrealized gain on investments and
   foreign currency transactions ........................          3.70                  2.42                    0.61
                                                                -------               -------                --------
   Total from investment operations .....................       $  3.86               $  2.60                $   0.66
                                                                -------               -------                --------
Less distributions declared to shareholders--
 From net investment income .............................       $ (0.07)              $ (0.09)               $  (0.05)
 From net realized gain on investments and foreign
   currency transactions ................................         (0.29)                (0.13)                     --
 In excess of net realized gain on investments and
   foreign currency transactions ........................         (0.04)                (0.01)                     --
                                                                -------               -------                --------
   Total distributions declared to shareholders .........       $ (0.40)              $ (0.23)               $  (0.05)
                                                                -------               -------                --------
Net asset value--end of period ..........................       $ 16.44               $ 12.98                $  10.61
                                                                =======               =======                ========
Total return ............................................         29.78%                24.46%                   6.64%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ...............................................          1.00%                 1.00%                   1.00%+
 Net investment income ..................................          0.93%                 1.52%                   2.20%+
Portfolio turnover ......................................            42%                   41%                      2%
Average commission rate### ..............................       $0.0455               $0.0351                      --
Net assets at end of period (000 omitted) ...............       $58,045               $ 9,174                $    365

--------------------
    * For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995.
    +  Annualized.
   ++  Not annualized.
    #  Per share data are based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
  ### Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
[sec] The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss) ..........     $ 0.13       $ 0.05        $  (0.41)
     Ratios (to average net assets):
      Expenses## ...........................       1.10%        2.07%          21.44%+
      Net investment income (loss) .........       0.82%        0.46%         (18.24)%+

3. INVESTMENT CONCEPT OF THE TRUST

     The Trust is an open-end, registered management investment company comprised of the following thirteen series: Emerging Growth Series, Value Series, Research Series, Growth With Income Series, Total Return Series, Utilities Series, High Income Series, World Governments Series, Emerging Markets Equity Series, Bond Series, Limited Maturity Series, Money Market Series and New Discovery Series. Each Series is a segregated, separately managed portfolio of securities. All of the Series, except the Utilities Series and the World Governments Series, are diversified. Additional series may be created from time to time. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 1, 1994.

     The Trust currently offers shares of each Series to insurance company separate accounts that fund Contracts. Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by a separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to one or more Series, and not all Series may be available in connection with a particular Contract. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations. The Trust assumes no responsibility for such prospectuses.

     Shares of the Series are offered to the separate accounts of Participating Insurance Companies that are affiliated or unaffiliated ("shared funding"). Shares of the Series may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Trust currently does not foresee any such conflict. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more separate accounts of the Participating Insurance Companies might be required to withdraw its investments in one or more Series. This might force a Series to sell securities at disadvantageous prices.

     Individual Contract holders are not the "shareholders" of the Trust. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their Contract holders.

     The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and the Series. Massachusetts Financial Services Company, a Delaware corporation ("MFS" or the "Adviser"), is the investment adviser to each Series. A majority of the Trustees of the Trust are not affiliated with the Adviser. The Adviser is responsible for the management of the assets of each Series and the officers of the Trust are responsible for the operations. The Adviser manages the Series' portfolios from day to day in accordance with the investment objectives and policies of each Series. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

4. INVESTMENT OBJECTIVES AND POLICIES

     Each Series has different investment objectives which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Series can be expected to affect the degree of market and financial risk to which each Series is subject and the return of each Series. The investment objectives and policies of each Series may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. Any investment involves risk and there is no assurance that the objectives of any Series will be achieved.

     In addition to the specific investment practices described below, each Series may also engage in certain investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI under the caption "Certain Securities and Investment Techniques." The Series' investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

MFS Growth With Income Series -- The Growth With Income Series' investment objectives are to provide reasonable current income and long-term growth of capital and income.

     Under normal market conditions, the Growth With Income Series will invest at least 65% of its assets in equity securities of companies that are believed to have long-term prospects for growth and income.

     Consistent with its investment objective and policies described above, the Series may also invest up to 75% (and generally expects to invest not more than 15%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

5. CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

  Equity Securities: The Series may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

  Lending of Portfolio Securities: The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 10% of the value of the net assets of the Series making the loans.

  Emerging Market Securities: Consistent with its respective objectives, the Series may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser or Sub-Adviser, as applicable, to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser or Sub-Adviser, as applicable, determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

  Brady Bonds: The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

  Repurchase Agreements: The Series may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Series acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Series has adopted certain procedures intended to minimize risk.

  "When-Issued" Securities: The Series may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Series does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, the Series will segregate liquid assets sufficient to cover its commitments.

  Zero Coupon Bonds: The Growth With Income Series may invest in zero coupon bonds. Zero coupon bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity, at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

  Foreign Growth Securities: The Growth With Income Series may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Risk Factors" below. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand and most Western European countries, including Great Britain.

  Depositary Receipts: The Series may invest in American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser generally does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers. Generally, ADRs are in registered form and are designed for use in U.S. securities markets.

  Options on Securities: The Growth With Income Series may write (sell) covered put and call options and purchase put and call options on securities. The Series will write options on securities for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Series writes an option that expires unexercised or is closed out by the Series at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, if the price of the underlying security moves adversely to the Series' position, the option may be exercised and the Series will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Series may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

     By writing a call option on a security, the Series limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Series retains the risk of depreciation in value of securities on which it has written call options.

     The Series may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Series wants to purchase at a later date. In the event that the expected market fluctuations occur, the Series may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Series.

  Options on Stock Indices: The Growth With Income Series may write (sell) covered call and put options and purchase call and put options on stock indices. The Series may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Series writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Series will either close out the option at a profit or allow it to expire unexercised. The Series will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Series for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Series' option position, the option may be exercised, and the Series will experience a loss which may only be partially offset by the amount of the premium received.

     The Series may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Series' possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

  Futures Contracts and Options on Futures Contracts: The Growth With Income Series may purchase and sell Futures Contracts on stock indices, foreign currencies, or indices of foreign currencies. The Series may also purchase and write Options on such Futures Contracts.

     Such transactions will be entered into for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. The Series will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such Contracts will benefit the Series, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Series' overall performance may be poorer than if it had not entered into any such contract and the Series may realize a loss.

     Purchases of Options on Futures Contracts may present less risk in hedging the Series' portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Series may suffer a loss on the transaction.

     Futures Contracts and Options on Futures Contracts that are entered into by the Series will be traded on U.S. and foreign exchanges.

  Forward Contracts: The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Series may enter into Forward Contracts for hedging purposes and for non-hedging purposes (i.e., speculative purposes). By entering into transactions in Forward Contracts for hedging purposes, the Series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes the Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Series may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser or Sub-Adviser, as applicable, believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser or Sub-Adviser, as applicable, anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. The Series may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser or Sub-Adviser, as applicable, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Series has established procedures which require use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

  Options on Foreign Currencies: The Growth With Income Series may purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Series may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Series' position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The Series may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time.

6. ADDITIONAL RISK FACTORS

  Options, Futures Contracts and Forward Contracts: Although certain Series will enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Series' hedging strategy unsuccessful and could result in losses. Certain Series also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for a Series which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Series may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

     Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indexes underlying options, Futures Contracts and Options on Futures Contracts traded by the Series will include both domestic and foreign securities.

  Foreign Securities: The Growth With Income Series may invest in dollar-denominated and non-dollar-denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Series may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Series may also hold foreign currency in anticipation of purchasing foreign securities. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risks.

  Emerging Market Securities: The Series may invest in emerging markets. In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Series is uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Series due to subsequent declines in value of the portfolio securities, a decrease in the level of liquidity in the Series' portfolio, or if the Series has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Series bears the risk that the securities will not be delivered and that the Series' payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements.

     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments.

     Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Series.

Short-Term Investments for Temporary Defensive Purposes -- During periods of unusual market conditions when the Adviser or Sub-Adviser, as applicable, believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Series may be invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Portfolio Trading

     The Series intends to manage its portfolio by buying and selling securities, as well as holding securities to maturity, to help attain its investment objectives and policies.

     The Series will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objectives. In trading portfolio securities, the Series seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which may be used by the Series in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI.

     The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of Contracts for which the Trust is an investment option, together with sales of shares of other investment company clients of MFS Fund Distributors, Inc., the distributor of shares of the Trust and of the MFS Family of Funds, as a factor in the selection of broker-dealers to execute the Series' portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Series' operating expenses (e.g., fees charged by the custodian of the Series' assets). For a further discussion of portfolio trading, see the SAI.

                             --------------------

     The SAI includes a discussion of other investment policies and listing of specific investment restrictions which govern the investment policies of the Series. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). Except with respect to the Series' policy on borrowing and investing in illiquid securities, the Series' investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7. MANAGEMENT OF THE SERIES

     The Trust's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Series' day-to-day management.

Investment Adviser -- MFS manages each Series pursuant to an Amended and Restated Investment Advisory Agreement with the Trust on behalf of each Series dated April 14, 1994, as amended and restated on April 30, 1998 (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Series with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Series. For its services and facilities, MFS receives a management fee, computed and paid monthly, in an amount equal to 0.75% of the average daily net assets of the Growth With Income Series.

     For the fiscal year ended December 31, 1997, MFS received $188,365 in management fees from the Series under the Advisory Agreement and assumed $26,920 of the Series' expenses.

     MFS or its affiliates will pay a fee to The Guardian Insurance and Annuity Company ("The Guardian") equal, on an annualized basis, to 0.20% of the aggregate net assets of the Trust up to $300 million and 0.25% of the aggregate net assets of the Trust over $300 million attributable to Contracts offered by separate accounts of The Guardian or their affiliates. Such fees will not be paid by the Series, their shareholders, or by the Contract holders.

     The identity and background of the portfolio manager for the Series is set forth below.


Series                                                           Portfolio Managers
---------------------------   ---------------------------------------------------------------------------------------
Growth With Income Series     Kevin R. Parke, an Executive Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1985. John D. Laupheimer, a Senior Vice President of MFS,
                              has been employed by the Adviser as a portfolio manager since 1981.

     MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS[RegTM] Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $72.0 billion on behalf of approximately 2.8 million investor accounts as of January 30, 1998. As of such date, the MFS organization managed approximately $47.2 billion of assets invested in equity securities and approximately $20.8 billion of assets invested in fixed income securities. Approximately $4.2 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar-denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life. The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John
W. Ballen, John D. McNeil and Donald A. Stewart. Mr. Shames is the Chairman and President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Mr. Ballen is an Executive Vice President and Chief Equity Officer. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

     W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., Ellen Moynihan, Mark E. Bradley and James O. Yost, all of whom are officers of MFS, are officers of the Trust.

     From time to time, the Adviser may purchase, redeem and exchange shares of any Series. The purchase by the Adviser of shares of a Series may have the effect of lowering that Series' expense ratio, while the redemption by the Adviser of shares of a Series may have the effect of increasing that Series' expense ratio.

Distributor -- MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, is the distributor of shares of each Series and also serves as distributor for each of the other mutual funds managed by MFS.

Administrator -- MFS provides each Series with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, each Series pays MFS an administrative fee of up to 0.015% per annum of the Series' average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

Shareholder Servicing Agent -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for each Series.

8. INFORMATION CONCERNING SHARES OF THE SERIES

Purchases and Redemptions

     The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Series based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to Contracts. Orders received by the Trust are effected on days on which the Exchange is open for trading. For orders received by the Trust before the close of regular trading on the Exchange (normally 4 p.m. eastern time), such purchases and redemptions of the shares of the Series are effected at the respective net asset values per share determined as of the close of regular trading on the Exchange on that same day. Participating Insurance Companies shall be the designee of the Trust for receipt of purchase and redemption orders from Contract holders and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order generally by 9:30 a.m. eastern time on the next following day on which the Exchange is open for trading. Payment for shares shall be by federal funds transmitted by wire and must be received by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the purchase order is received. Redemption proceeds shall be by federal funds transmitted by wire and shall be sent by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the redemption order is received. No fee is charged the shareholders when they redeem Series shares.

     At the sole discretion of the Trust, the Series may pay redemptions either totally or partially by a distribution in-kind of securities (instead of cash) from such Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. Securities distributed by the Series will be selected by the Adviser in light of the Series' objective and may not generally represent a pro rata distribution of each security held in the Series' portfolio. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

     Purchases and exchanges should be made for investment purposes only. The Trust and MFD each reserves the right to reject or restrict any specific purchase or exchange request. The Trust is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Trust defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if the individual or organization makes six or more exchange requests out of the Series per calendar year. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

     As noted above, the Trust and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase and exchange requests by market timers. In the event that any individual or entity is determined either by the Trust or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Trust and/or MFD may reject all exchange requests into the Series during the remainder of that year.

     The Trust may suspend the right of redemption of shares of the Series and may postpone payment for any period: (i) during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable;
(iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws, rules and regulations, suspend payment on the redemption of its shares.

     Should any conflict between Contract holders arise which would require that a substantial amount of net assets be withdrawn from the Series, orderly portfolio management could be disrupted to the potential detriment of such Contract.

Net Asset Value

     The net asset value per share of the Series is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the Series' liabilities from the value of the Series' assets and dividing the difference by the number of shares of the Series outstanding. Values of assets in the Series' portfolio are determined on the basis of their market or other fair value, as described in the SAI. All investments, assets and liabilities are expressed in U.S. dollars based upon current currency exchange rates.

Distributions

     The Series' net investment income for any calendar year is declared and paid to its shareholders as dividends on an annual basis. In addition, the Series will make one or more distributions during the calendar year to its shareholders from any net realized long-term and short-term capital gains.

     Shareholders of any of the Series may elect to receive dividends and capital gain distributions in either cash or additional shares.

Tax Status

     The Series is treated as a separate entity for federal income tax purposes. In order to minimize the taxes the Series would otherwise be required to pay, the Growth With Income Series intends to qualify each year as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Series intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Series will be required to pay any federal income or excise taxes.

     Shares of the Series are offered only to the Participating Insurance Companies' separate accounts that fund Contracts. See the applicable Contract prospectus for a discussion of the federal income tax treatment of (1) the separate accounts that purchase and hold Series shares and (2) the holders of the Contracts that are funded through those accounts. In addition to the diversification requirements of Subchapter M of the Code, the Series also intends to continue to diversify its assets as required by Code Section 817(h)(1) and the regulations thereunder. See also "Tax Status" in the SAI.

Description of Shares, Voting Rights and Liabilities

     The Series currently has one class of shares, entitled Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held, and shares of the Series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions with respect to the Series, but shares of all Series vote together in the election of Trustees and selection of accountants. Additionally, each Series will vote separately on any other matter that affects solely that Series, but will otherwise vote together with all other Series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances. See "Description of Shares, Voting Rights and Liabilities" in the SAI.

     Each share of the Series represents an equal proportionate interest in the Series with each share, subject to the liabilities of the particular Series. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. Should the Series be liquidated, shareholders are entitled to share pro rata in the net assets available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and omission insurance) and the Trust itself was unable to meet its obligations.

Performance Information

     The Series' performance may be quoted in advertising in terms of yield and total return. Performance is based on historical results and is not intended to indicate future performance. Performance quoted for the Series includes the effect of deducting the Series' expenses, but may not include charges and expenses attributable to any particular insurance product. Excluding these charges from quotations of the Series' performance has the effect of increasing the performance quoted. Performance for the Series will vary based on, among other things, changes in market conditions, the level of interest rates and the level of the Series' expenses. For further information about the Series' performance for the fiscal year ended December 31, 1997, please see the Series' Annual Reports. A copy of these Annual Reports may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

     From time to time, quotations of the Series' total return and yield may be included in advertisements, sales literature or reports to shareholders or prospective investors. The total return of the Series refers to return assuming an investment has been held in the Series for one year and for the life of the Series (the ending date of which will be stated). The total return quotations may be expressed in terms of average annual or cumulative rates of return for all periods quoted. Average annual total return refers to the average annual compound rate of return of an investment in the Series. Cumulative total return represents the cumulative change in value of an investment in the Series. Both will assume that all dividends and capital gains distributions were reinvested. The yield of the Series refers to net investment income generated by the Series over a specified 30-day (or one month) period. This income is then "annualized." That is, the amount of income generated by the Series during that 30-day (or one month) period is assumed to be generated over a 12-month period and is shown as a percentage of net asset value.

Expenses

     The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Series (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Series; fees and expenses of inde-pendent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Series; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to the Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Series; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Series and the preparation, printing and mailing of prospectuses are borne by the Series except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific Series are allocated between the Series in a manner believed by management of the Trust to be fair and equitable.

     Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear expenses of the Series such that the respective Series' "Other Expenses," which are defined to include all expenses of the Series (after taking into effect any compensating balance and offset arrangements) except for management fees, taxes, extraordinary expenses, and brokerage and transaction costs, do not exceed 0.25% of the average daily net assets of the Series (the "Maximum Percentage"). The payments made by MFS on behalf of each Series under this arrangement are subject to reimbursement by the Series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Series to MFS computed and paid monthly at a percentage of the Series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Series' "Other Expenses" will not exceed the Maximum Percentage. The obligation of MFS to bear the Series' Other Expenses pursuant to this arrangement, and the Series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the Series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004.

Shareholder Communications

     Owners of Contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies semi-annual financial statements and audited year-end financial statements certified by the Trust's independent certified public accountants. Each report will show the investments owned by the Trust and the valuations thereof as determined by the Trustees and will provide other information about the Trust and its operations.

     Participating Insurance Companies with inquiries regarding the Trust may call the Trust's Shareholder Servicing Agent. (See back cover for address and phone number.)

                             --------------------

     The SAI for the Trust, dated May 1, 1998, as amended or supplemented from time to time, contains more detailed information about the Series, including information related to: (i) the investment policies and restrictions of the Series; (ii) the Trustees, officers and investment adviser of the Trust; (iii) portfolio transactions; (iv) the shares of the Series, including rights and liabilities of shareholders; (v) the method used to calculate yield and total rate of return quotations of the Series; (vi) the determination of net asset value of shares of the Series; and (vii) certain voting rights of shareholders of the Series.

                                                                     APPENDIX A


                          Description of Bond Ratings

     The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.


                        Moody's Investors Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. an application for rating was not received or accepted;

     2. the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

     3. there is a lack of essential data pertaining to the issue or issuer; or

     4. the issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


                      Standard & Poor's Ratings Services

     AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

     AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

     A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

     BBB: An obligation rated 'BBB' exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated 'BB' is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated 'B' is MORE VULNERABLE to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated 'CCC' is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated 'CC' is CURRENTLY HIGHLY VULNERABLE to nonpayment.

     C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

A-1 and P-1 Commercial Paper Ratings

     Description of S&P, Fitch and Moody's highest commercial paper ratings:

     The rating "A" is the highest commercial paper rating assigned by S&P and Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.


                                  Fitch IBCA

     AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

     BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     DDD, DD, and D: Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.


                        Duff & Phelps Credit Rating Co.

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B-: Below investment grade and possession risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

     DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

     DP: Preferred stock with dividend arrearages.

                       Duff & Phelps Short-Term Ratings


     D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     D-5: Issuer failed to meet scheduled principal and/or interest payments.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-8730


Distributor
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000


Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 343-2829, ext. 3500


Mailing Address:
P.O. Box 1400, Boston, MA 02104-9985


Independent Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110





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